                         Exhibit 23.1

                CONSENT OF INDEPENDENT AUDITORS

          We consent to the use of our report dated April 30, 1998, accompanying the financial statements of the Dean Witter Select Equity Trust, Select 10 Industrial Portfolio 98-3, in-cluded herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                   Deloitte & Touche LLP
                                   ---------------------
                                   Deloitte & Touche LLP



April 30, 1998
New York, New York